UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
August 11, 2010
____________________________

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
 (Registrant’s telephone
number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On August 11, 2010, Ironclad Performance Wear Corporation issued a press release regarding its financial results for the first quarter ended June 30, 2010.  A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, a conference call will be held at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time), hosted by Scott Jarus, Chairman and Chief Executive Officer, and will include the participation of Eduard Jaeger, Founder, Fred Castro, National Sales Director, and Thomas Kreig, Senior Vice President of Finance, to discuss the second quarter’s results for 2010.

To participate in the conference call, interested parties should dial (888) 549-7704 ten minutes prior to the call.  International callers should dial 1+ (480) 629-9857.  If you are unable to participate in the live call, a replay will be available from August 11th at 7:30 p.m. Eastern Time through 11:59 p.m. Eastern Time on August 25th, 2010.  To access the replay, dial (877) 870-5176 (Pin Number: 4341552).  International callers should dial 1+ (858) 384-5517 and use the same passcode.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

The disclosure under Item 2.02 above is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release entitled “Ironclad Performance Wear Reports Second Quarter 2010 Financial Results” dated August 11, 2010.*

* Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: August 11, 2010	By:	/s/ Thomas Kreig
Thomas Kreig, Senior Vice President of Finance